UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2021
Columbia Emerging Markets Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Emerging Markets Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since October 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	5.42	3.77	4.28
	Including sales charges		0.44	2.77	3.78
Advisor Class*		03/19/13	5.67	4.02	4.51
Class C	Excluding sales charges	02/16/06	4.66	2.99	3.51
	Including sales charges		3.66	2.99	3.51
Institutional Class		09/27/10	5.67	4.02	4.56
Institutional 2 Class*		11/08/12	5.90	4.17	4.66
Institutional 3 Class*		11/08/12	5.86	4.21	4.71
Class R*		11/16/11	5.15	3.49	4.03
JPMorgan Emerging Markets Bond Index-Global			4.20	4.05	5.23
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Emerging Markets Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Emerging Markets Bond Fund | Annual Report 2021

Fund at a Glance   (continued)
Quality breakdown (%) (at August 31, 2021)
AAA rating	1.2
AA rating	8.8
A rating	7.1
BBB rating	23.8
BB rating	28.1
B rating	16.5
CCC rating	7.8
C rating	0.2
Not rated	6.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at August 31, 2021)
Angola	2.0
Argentina	1.7
Belarus	0.3
Brazil	2.7
Canada	0.4
Chile	0.4
China	1.7
Colombia	5.0
Costa Rica	0.4
Croatia	0.6
Dominican Republic	3.6
Ecuador	1.4
Egypt	4.3
El Salvador	0.2
Ghana	2.4
Guatemala	1.0
Hong Kong	0.9
India	1.4
Indonesia	7.0
Isle of Man	0.2
Ivory Coast	1.7
Jersey	1.2
Kazakhstan	2.3
Malaysia	0.5
Mexico	11.5
Netherlands	0.1
Oman	0.4
Pakistan	0.5
Panama	0.9
Paraguay	1.0
Philippines	1.5
Qatar	5.6
Romania	0.6
Russian Federation	4.7
Saudi Arabia	4.2
Singapore	0.3
South Africa	2.3
Sri Lanka	0.3
Turkey	4.2
Ukraine	3.2
United Arab Emirates	3.5
United States(a)	8.3
Venezuela	0.5
Virgin Islands	3.1
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Emerging Markets Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
At August 31, 2021, approximately 42.53% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended August 31, 2021, the Fund’s Class A shares returned 5.42% excluding sales charges. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 4.20% for the same period.
Market overview
The 12 months ended August 31, 2021 proved a second consecutive tumultuous annual period for global markets. Emerging market bonds performed well during the first few months of the annual period, as landmark results in COVID-19 vaccine trials and the subsequent rollout of inoculations fueled hopes of a global economic recovery. The resulting strength in commodity prices further supported emerging market countries that export commodities. Indications that major central banks would keep monetary policy accommodative also proved beneficial for emerging markets debt during these months. However, expectations subsequently rose that improving economies could push inflation higher and thereby lead the U.S. Federal Reserve (the Fed) and other major central banks to pull back their stimulus measures. These concerns triggered a sharp rise in core fixed-income yields during the first quarter of 2021, and the U.S. dollar also appreciated — factors that diminished the attractiveness of emerging market bonds.
As 2021 progressed, investor sentiment was impacted by the emergence of more contagious strains of COVID-19, most notably the Delta variant, which, in turn, led to rising pandemic caseloads in many countries as well as lockdowns being reimposed. These fears were particularly painful for emerging market countries, where COVID-19 vaccination rates lagged those of developed nations. The resulting commodity demand worries were further headwinds for the emerging markets. Meanwhile, rising inflation led many emerging market central banks to increase their respective benchmark policy rates and/or become more hawkish in their rhetoric while rising prices of food resulted in street protests in some emerging market countries. Political uncertainty also rose in many emerging market countries due to the pandemic and governments’ struggles to administer COVID-19 vaccines.
In the last two months of the annual period, global markets encountered more volatility on increased worries that the spread of the Delta variant could threaten the economic recovery. Emerging markets debt assets were further impacted by news of a regulatory crackdown by the Chinese government on a number of sectors and on expectations that this could cool the country’s demand for commodities. Geopolitical concerns also heightened owing to the turbulent withdrawal of American troops from Afghanistan. Partially offsetting these headwinds was the dovish signaling by developed market central banks, with the U.S. Fed stating that the heightened inflation was a transitory phenomenon and that any policy rate tightening remained a distant prospect, even after asset purchase tapering commences. The progression of additional fiscal support programs from the U.S. Biden administration and the accelerating pace of the economic recovery in Europe and the U.S. also helped provide a backstop for risk assets, including emerging markets debt.
The Fund’s notable contributors during the period
•	The Fund’s performance during the annual period was driven most by security selection, particularly holdings in Indonesia, which contributed positively. In Indonesia, we favored exposure to corporate bonds with robust cash flow generation, where spread valuations appeared attractive. A strong price environment for raw materials was helpful to the performance of these names.
•	Security selection was also effective among holdings in the Philippines, Brazil, China, Mexico and the United Arab Emirates.
•	Among the Fund’s best performing individual holdings were those in Pemex, or Petroleos Mexicanos, which is a Mexican government institution engaged in the exploration production, processing, refining and transportation of crude oil and natural gas and their derivatives. These holdings were aided by a tightening in the spread, or yield differential, of these bonds to the sovereign bond, as emerging markets debt struggled in the first quarter of 2021.
6	Columbia Emerging Markets Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	The commodity boom during the annual period was especially supportive for effective country positioning in Angola, Ivory Coast and Ghana, each of which contributed positively to Fund performance.
•	Country positioning in the Dominican Republic, Peru, Venezuela and Sri Lanka also boosted Fund returns during the annual period.
•	Local rates and currency positioning added value, albeit modestly, to Fund performance, led by holdings of Egyptian government bonds.
The Fund’s notable detractors during the period
•	The Fund’s overweight to Colombia detracted most from relative results, as spreads widened amid social unrest and the troubled passage of a tax reform bill there, leading to a credit rating downgrade for the country’s debt.
•	Country positioning in Oman and Nigeria also detracted during the annual period.
•	Security selection among holdings in Argentina and Chile dampened Fund results.
•	Overall, duration/curve positioning detracted slightly from the Fund’s relative performance during the annual period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Emerging Markets Bond Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.10	1,019.77	5.81	5.76	1.12
Advisor Class	1,000.00	1,000.00	1,037.40	1,021.05	4.52	4.48	0.87
Class C	1,000.00	1,000.00	1,032.50	1,015.95	9.68	9.61	1.87
Institutional Class	1,000.00	1,000.00	1,037.40	1,021.05	4.52	4.48	0.87
Institutional 2 Class	1,000.00	1,000.00	1,038.00	1,021.66	3.89	3.86	0.75
Institutional 3 Class	1,000.00	1,000.00	1,038.30	1,021.96	3.58	3.55	0.69
Class R	1,000.00	1,000.00	1,034.80	1,018.50	7.10	7.05	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Emerging Markets Bond Fund | Annual Report 2021

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 8.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colombia 0.8%
Millicom International Cellular SA(a)
01/15/2028	5.125%	1,215,000	1,268,206
03/25/2029	6.250%	1,260,000	1,383,274
03/25/2029	6.250%	180,000	197,610
Total			2,849,090
Egypt 0.2%
Egypt Government International Bond(a)
02/16/2061	7.500%	981,000	930,818
Guatemala 0.4%
Energuate Trust(a)
05/03/2027	5.875%	900,000	938,534
05/03/2027	5.875%	550,000	573,548
Total			1,512,082
Hong Kong 0.9%
Lenovo Group Ltd.(a)
04/24/2025	5.875%	2,850,000	3,236,872
India 0.5%
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	1,614,000	1,713,150
Isle of Man 0.2%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%	565,000	592,568
Jersey 1.2%
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	1,780,000	1,779,277
09/30/2040	2.940%	2,666,000	2,712,713
Total			4,491,990
Netherlands 0.2%
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	570,000	571,753
Pakistan 0.4%
Pakistan Government International Bond(a)
04/08/2031	7.375%	1,300,000	1,321,278
Philippines 0.7%
SMC Global Power Holdings Corp.(a),(b)
12/31/2049	5.700%	2,600,000	2,634,254
Singapore 0.3%
Geo Coal International Pte Ltd.(a)
10/04/2022	8.000%	1,307,000	1,156,510
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ukraine 0.5%
MHP Lux SA(a)
04/03/2026	6.950%	1,700,000	1,803,986
Virgin Islands 2.4%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2029	6.125%	1,900,000	2,281,608
JGSH Philippines Ltd.(a)
07/09/2030	4.125%	6,100,000	6,563,664
Total			8,845,272
Total Corporate Bonds & Notes (Cost $30,254,238)			31,659,623

Foreign Government Obligations(c),(d) 82.0%

Angola 2.0%
Angolan Government International Bond(a)
11/26/2029	8.000%	2,463,000	2,599,606
05/08/2048	9.375%	4,350,000	4,632,991
Total			7,232,597
Argentina 1.7%
Argentine Republic Government International Bond(b)
07/09/2035	1.125%	17,001,998	5,894,200
07/09/2046	1.125%	610,000	213,851
Total			6,108,051
Belarus 0.3%
Republic of Belarus International Bond(a)
02/28/2030	6.200%	1,250,000	1,093,853
Brazil 2.7%
Brazilian Government International Bond
05/30/2029	4.500%	1,200,000	1,271,344
06/12/2030	3.875%	7,200,000	7,232,213
01/27/2045	5.000%	1,300,000	1,284,726
Total			9,788,283
Canada 0.4%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	1,300,000	1,452,199
Chile 0.4%
Chile Government International Bond
01/25/2050	3.500%	1,500,000	1,610,166
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China 1.7%
China Government Bond
11/21/2029	3.130%	CNY	100,000	15,691
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		1,250,000	1,382,494
Syngenta Finance NV(a)
04/24/2028	5.182%		4,200,000	4,799,752
Total				6,197,937
Colombia 4.2%
Colombia Government International Bond
01/30/2030	3.000%		6,600,000	6,471,734
04/15/2031	3.125%		7,300,000	7,136,244
04/22/2032	3.250%		1,652,000	1,614,249
Total				15,222,227
Costa Rica 0.4%
Costa Rica Government International Bond(a)
04/04/2044	7.000%		1,500,000	1,551,289
Croatia 0.6%
Croatia Government International Bond(a)
01/26/2024	6.000%		767,000	862,783
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%		1,290,000	1,370,194
Total				2,232,977
Dominican Republic 3.6%
Dominican Republic International Bond(a)
06/05/2026	9.750%	DOP	124,450,000	2,568,245
01/30/2030	4.500%		2,489,000	2,589,373
09/23/2032	4.875%		1,050,000	1,102,392
04/30/2044	7.450%		3,400,000	4,180,248
06/05/2049	6.400%		1,300,000	1,427,792
01/30/2060	5.875%		1,050,000	1,072,020
Total				12,940,070
Ecuador 1.4%
Ecuador Government International Bond(a),(b)
07/31/2030	5.000%		2,000,000	1,787,818
07/31/2035	1.000%		3,000,000	2,155,313
07/31/2040	0.500%		1,899,850	1,218,200
Total				5,161,331
Egypt 3.0%
Egypt Government International Bond(a)
04/16/2030	5.625%	EUR	1,300,000	1,538,813
04/11/2031	6.375%	EUR	1,700,000	2,083,870
01/15/2032	7.053%		1,400,000	1,452,060
05/29/2032	7.625%		1,815,000	1,945,330
02/21/2048	7.903%		3,460,000	3,436,385
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
02/21/2048	7.903%		400,000	397,270
Total				10,853,728
El Salvador 0.2%
El Salvador Government International Bond(a)
01/18/2027	6.375%		800,000	694,420
Ghana 2.4%
Ghana Government International Bond(a)
02/11/2027	6.375%		700,000	684,956
03/26/2032	8.125%		1,700,000	1,706,187
02/11/2035	7.875%		1,800,000	1,732,931
05/07/2042	8.875%		1,100,000	1,097,338
03/26/2051	8.950%		3,400,000	3,344,436
Total				8,565,848
Guatemala 0.5%
Guatemala Government Bond(a)
06/01/2050	6.125%		1,650,000	1,981,286
India 0.9%
Export-Import Bank of India(a)
01/15/2030	3.250%		3,200,000	3,293,600
Indonesia 7.0%
Indonesia Government International Bond(a)
01/15/2045	5.125%		2,300,000	2,891,718
Indonesia Government International Bond
10/30/2049	3.700%		3,500,000	3,729,387
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		1,145,000	1,192,998
PT Indonesia Asahan Aluminium Persero(a)
05/15/2030	5.450%		4,485,000	5,237,678
11/15/2048	6.757%		4,300,000	5,654,289
PT Pelabuhan Indonesia II(a)
05/05/2045	5.375%		1,350,000	1,625,954
PT Perusahaan Listrik Negara(a)
07/17/2049	4.875%		1,500,000	1,651,050
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		3,500,000	3,301,080
Total				25,284,154
Ivory Coast 1.7%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	3,440,000	4,431,740
06/15/2033	6.125%		1,650,000	1,806,893
Total				6,238,633

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Kazakhstan 2.3%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		2,200,000	2,494,971
04/24/2030	5.375%		3,800,000	4,548,241
04/19/2047	5.750%		1,050,000	1,301,461
Total				8,344,673
Malaysia 0.5%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		1,795,000	1,977,434
Mexico 11.5%
Comision Federal de Electricidad(a)
07/26/2033	3.875%		3,243,000	3,254,149
Mexican Bonos
05/31/2029	8.500%	MXN	61,500,000	3,351,984
Mexico Government International Bond
04/16/2030	3.250%		5,250,000	5,526,998
01/15/2047	4.350%		1,800,000	1,919,040
02/10/2048	4.600%		1,600,000	1,753,304
Petroleos Mexicanos
11/12/2026	7.470%	MXN	50,100,000	2,217,007
03/13/2027	6.500%		2,000,000	2,115,142
02/12/2028	5.350%		3,630,000	3,609,819
01/23/2029	6.500%		200,000	207,358
01/23/2030	6.840%		5,660,000	5,891,862
01/28/2031	5.950%		5,000,000	4,898,250
01/23/2045	6.375%		5,300,000	4,537,873
09/21/2047	6.750%		800,000	702,769
01/23/2050	7.690%		1,765,000	1,684,697
Total				41,670,252
Oman 0.4%
Oman Government International Bond(a)
01/25/2031	6.250%		1,339,000	1,459,803
Pakistan 0.1%
Pakistan Government International Bond(a)
09/30/2025	8.250%		419,000	456,187
Panama 0.9%
Panama Government International Bond
03/16/2025	3.750%		900,000	974,693
09/29/2032	2.252%		2,200,000	2,146,529
Total				3,121,222
Paraguay 1.0%
Paraguay Government International Bond(a)
08/11/2044	6.100%		2,000,000	2,528,939
03/30/2050	5.400%		925,000	1,103,549
Total				3,632,488
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Philippines 0.8%
Philippine Government International Bond
07/06/2046	3.200%		2,655,000	2,737,154
Qatar 5.6%
Ooredoo International Finance Ltd.(a)
04/08/2031	2.625%		1,063,000	1,095,820
Qatar Government International Bond(a)
04/23/2028	4.500%		700,000	826,804
03/14/2029	4.000%		4,700,000	5,418,546
04/16/2030	3.750%		3,100,000	3,534,896
04/23/2048	5.103%		2,350,000	3,169,654
03/14/2049	4.817%		2,550,000	3,336,458
Qatar Petroleum(a)
07/12/2031	2.250%		2,763,000	2,785,172
Total				20,167,350
Romania 0.6%
Romanian Government International Bond(a)
02/14/2051	4.000%		2,042,000	2,168,514
Russian Federation 4.7%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		529,000	547,639
Gazprom PJSC via Gaz Finance PLC(a)
02/25/2030	3.250%		2,550,000	2,557,926
Russian Federal Bond - OFZ
03/12/2031	5.900%	RUB	400,000,000	5,092,972
Russian Foreign Bond - Eurobond(a)
05/27/2026	4.750%		3,000,000	3,406,267
03/21/2029	4.375%		2,000,000	2,286,043
03/28/2035	5.100%		2,600,000	3,169,247
Total				17,060,094
Saudi Arabia 4.2%
KSA Sukuk Ltd.(a)
10/29/2029	2.969%		1,400,000	1,494,450
SA Global Sukuk Ltd.(a)
06/17/2031	2.694%		1,600,000	1,637,285
Saudi Government International Bond(a)
01/21/2055	3.750%		4,000,000	4,275,073
01/21/2055	3.750%		3,950,000	4,221,634
02/02/2061	3.450%		3,500,000	3,519,621
Total				15,148,063
South Africa 2.3%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%		2,300,000	2,436,144
08/10/2028	8.450%		1,800,000	2,050,793

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,400,000	1,481,633
09/30/2049	5.750%	2,200,000	2,217,043
Total			8,185,613
Sri Lanka 0.3%
Sri Lanka Government International Bond(a)
05/11/2027	6.200%	1,000,000	647,603
03/28/2030	7.550%	750,000	481,857
Total			1,129,460
Turkey 4.2%
Turkey Government International Bond
03/22/2024	5.750%	1,500,000	1,563,158
04/14/2026	4.250%	1,350,000	1,318,430
03/25/2027	6.000%	2,000,000	2,068,667
02/17/2028	5.125%	4,900,000	4,857,299
04/26/2029	7.625%	2,400,000	2,680,866
05/30/2040	6.750%	1,573,000	1,582,671
01/14/2041	6.000%	1,200,000	1,116,267
Total			15,187,358
Ukraine 2.7%
Ukraine Government International Bond(a)
09/01/2023	7.750%	850,000	914,620
09/01/2026	7.750%	5,770,000	6,422,610
05/21/2029	6.876%	2,179,000	2,304,794
Ukraine Railways Via Shortline PLC(a)
09/15/2021	9.875%	90,000	90,217
Total			9,732,241
United Arab Emirates 3.6%
Abu Dhabi Government International Bond(a)
04/16/2030	3.125%	2,400,000	2,643,862
09/30/2049	3.125%	2,500,000	2,580,928
04/16/2050	3.875%	385,000	450,798
DP World Crescent Ltd.(a)
09/26/2028	4.848%	1,450,000	1,663,863
DP World PLC(a)
07/02/2037	6.850%	3,600,000	4,881,233
09/25/2048	5.625%	500,000	629,194
Total			12,849,878
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Venezuela 0.5%
Petroleos de Venezuela SA(a),(e)
05/16/2024	0.000%		22,627,059	994,672
Venezuela Government International Bond(a),(e)
10/13/2024	0.000%		7,500,000	795,123
Total				1,789,795
Virgin Islands 0.7%
Sinopec Group Overseas Development 2017 Ltd.(a)
09/13/2027	3.250%		2,150,000	2,347,637
Total Foreign Government Obligations (Cost $298,981,886)				296,667,865

Treasury Bills(c) 1.1%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Egypt 1.1%
Egypt Treasury Bills
11/23/2021	12.850%	EGP	61,900,000	3,829,402
Total Treasury Bills (Cost $3,837,135)				3,829,402

Money Market Funds 8.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(f),(g)	30,288,157	30,285,129
Total Money Market Funds (Cost $30,285,129)		30,285,129
Total Investments in Securities (Cost $363,358,388)		362,442,019
Other Assets & Liabilities, Net		(843,965)
Net Assets		$361,598,054

At August 31, 2021, securities and/or cash totaling $213,150 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
112,300,000 MXN	5,481,269 USD	Goldman Sachs International	10/20/2021	—	(73,086)
6,881,000 EUR	8,086,799 USD	UBS	10/20/2021	—	(45,786)
Total				—	(118,872)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(87)	12/2021	USD	(12,877,359)	—	(53,937)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $223,007,630, which represents 61.67% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2021.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2021, the total value of these securities amounted to $1,789,795, which represents 0.49% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	25,696,261	168,155,353	(163,566,485)	—	30,285,129	(2,485)	22,683	30,288,157
Currency Legend
CNY	China Yuan Renminbi
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
RUB	Russian Ruble
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	31,659,623	—	31,659,623
Foreign Government Obligations	—	296,667,865	—	296,667,865
Treasury Bills	—	3,829,402	—	3,829,402
Money Market Funds	30,285,129	—	—	30,285,129
Total Investments in Securities	30,285,129	332,156,890	—	362,442,019
Investments in Derivatives
Liability
Forward Foreign Currency Exchange Contracts	—	(118,872)	—	(118,872)
Futures Contracts	(53,937)	—	—	(53,937)
Total	30,231,192	332,038,018	—	362,269,210
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $333,073,259)	$332,156,890
Affiliated issuers (cost $30,285,129)	30,285,129
Foreign currency (cost $667,743)	672,649
Margin deposits on:
Futures contracts	213,150
Receivable for:
Capital shares sold	32,340
Dividends	1,405
Interest	4,220,968
Foreign tax reclaims	30,239
Variation margin for futures contracts	23,110
Prepaid expenses	10,699
Total assets	367,646,579
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	118,872
Payable for:
Investments purchased	5,622,246
Capital shares purchased	159,922
Foreign capital gains taxes deferred	1
Management services fees	5,939
Distribution and/or service fees	713
Transfer agent fees	29,802
Compensation of board members	78,961
Other expenses	32,069
Total liabilities	6,048,525
Net assets applicable to outstanding capital stock	$361,598,054
Represented by
Paid in capital	391,691,195
Total distributable earnings (loss)	(30,093,141)
Total - representing net assets applicable to outstanding capital stock	$361,598,054
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	15

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$43,920,260
Shares outstanding	3,790,045
Net asset value per share	$11.59
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.17
Advisor Class
Net assets	$3,180,486
Shares outstanding	273,956
Net asset value per share	$11.61
Class C
Net assets	$4,364,515
Shares outstanding	379,307
Net asset value per share	$11.51
Institutional Class
Net assets	$44,921,202
Shares outstanding	3,872,764
Net asset value per share	$11.60
Institutional 2 Class
Net assets	$53,659,710
Shares outstanding	4,627,212
Net asset value per share	$11.60
Institutional 3 Class
Net assets	$190,133,016
Shares outstanding	16,389,572
Net asset value per share	$11.60
Class R
Net assets	$21,418,865
Shares outstanding	1,849,128
Net asset value per share	$11.58
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Bond Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$22,683
Interest	16,509,796
Interfund lending	171
Foreign taxes withheld	(56,000)
Total income	16,476,650
Expenses:
Management services fees	2,139,819
Distribution and/or service fees
Class A	110,403
Class C	66,085
Class R	104,356
Transfer agent fees
Class A	81,410
Advisor Class	7,641
Class C	12,124
Institutional Class	92,902
Institutional 2 Class	30,657
Institutional 3 Class	11,924
Class R	38,495
Compensation of board members	37,543
Custodian fees	45,480
Printing and postage fees	30,475
Registration fees	114,008
Audit fees	36,252
Legal fees	12,189
Compensation of chief compliance officer	70
Other	34,857
Total expenses	3,006,690
Expense reduction	(20)
Total net expenses	3,006,670
Net investment income	13,469,980
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,221,317
Investments — affiliated issuers	(2,485)
Foreign currency translations	40,976
Forward foreign currency exchange contracts	(548,529)
Futures contracts	(284,128)
Net realized gain	2,427,151
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,325,379
Foreign currency translations	(39,104)
Forward foreign currency exchange contracts	16,809
Futures contracts	(95,677)
Foreign capital gains tax	(1)
Net change in unrealized appreciation (depreciation)	4,207,406
Net realized and unrealized gain	6,634,557
Net increase in net assets resulting from operations	$20,104,537
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	17

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$13,469,980	$16,198,646
Net realized gain	2,427,151	2,849,310
Net change in unrealized appreciation (depreciation)	4,207,406	(10,677,580)
Net increase in net assets resulting from operations	20,104,537	8,370,376
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,245,220)	(1,536,100)
Advisor Class	(125,875)	(384,613)
Class C	(132,955)	(268,569)
Institutional Class	(1,537,000)	(2,167,199)
Institutional 2 Class	(1,567,441)	(1,202,923)
Institutional 3 Class	(5,916,720)	(6,484,372)
Class R	(536,704)	(654,730)
Total distributions to shareholders	(11,061,915)	(12,698,506)
Decrease in net assets from capital stock activity	(8,705,719)	(36,370,725)
Total increase (decrease) in net assets	336,903	(40,698,855)
Net assets at beginning of year	361,261,151	401,960,006
Net assets at end of year	$361,598,054	$361,261,151
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Bond Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,064,981	12,085,590	611,449	6,646,050
Distributions reinvested	104,551	1,192,972	135,732	1,495,230
Redemptions	(1,503,655)	(17,091,440)	(1,473,275)	(16,019,676)
Net decrease	(334,123)	(3,812,878)	(726,094)	(7,878,396)
Advisor Class
Subscriptions	69,227	795,126	268,364	2,968,905
Distributions reinvested	11,019	125,849	34,333	384,409
Redemptions	(230,024)	(2,635,741)	(1,659,141)	(17,741,397)
Net decrease	(149,778)	(1,714,766)	(1,356,444)	(14,388,083)
Class C
Subscriptions	27,859	318,139	21,082	228,895
Distributions reinvested	11,659	132,010	22,366	245,444
Redemptions	(451,149)	(5,133,379)	(444,857)	(4,850,966)
Net decrease	(411,631)	(4,683,230)	(401,409)	(4,376,627)
Institutional Class
Subscriptions	1,992,139	22,996,245	1,966,307	21,803,127
Distributions reinvested	133,374	1,522,825	192,303	2,123,015
Redemptions	(2,818,199)	(32,243,911)	(3,913,431)	(41,378,706)
Net decrease	(692,686)	(7,724,841)	(1,754,821)	(17,452,564)
Institutional 2 Class
Subscriptions	1,660,766	19,024,213	3,067,977	33,744,385
Distributions reinvested	137,153	1,566,633	108,739	1,202,211
Redemptions	(944,342)	(10,810,111)	(2,512,417)	(26,642,333)
Net increase	853,577	9,780,735	664,299	8,304,263
Institutional 3 Class
Subscriptions	2,764,670	31,862,382	1,393,213	15,404,862
Distributions reinvested	518,127	5,916,674	589,251	6,484,372
Redemptions	(3,224,051)	(37,477,501)	(1,794,122)	(19,746,092)
Net increase	58,746	301,555	188,342	2,143,142
Class R
Subscriptions	217,275	2,484,325	182,147	1,960,741
Distributions reinvested	46,298	528,158	56,736	625,348
Redemptions	(338,740)	(3,864,777)	(495,648)	(5,308,549)
Net decrease	(75,167)	(852,294)	(256,765)	(2,722,460)
Total net decrease	(751,062)	(8,705,719)	(3,642,892)	(36,370,725)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$11.31	0.40	0.20	0.60	(0.32)	(0.32)
Year Ended 8/31/2020	$11.29	0.45	(0.08)	0.37	(0.35)	(0.35)
Year Ended 8/31/2019	$10.74	0.59	0.39	0.98	(0.43)	(0.43)
Year Ended 8/31/2018	$12.09	0.62	(1.31)	(0.69)	(0.66)	(0.66)
Year Ended 8/31/2017(e)	$11.64	0.54	0.33	0.87	(0.42)	(0.42)
Year Ended 10/31/2016	$10.56	0.64	0.73	1.37	(0.29)	(0.29)
Advisor Class
Year Ended 8/31/2021	$11.33	0.43	0.20	0.63	(0.35)	(0.35)
Year Ended 8/31/2020	$11.31	0.51	(0.11)	0.40	(0.38)	(0.38)
Year Ended 8/31/2019	$10.75	0.61	0.41	1.02	(0.46)	(0.46)
Year Ended 8/31/2018	$12.11	0.65	(1.32)	(0.67)	(0.69)	(0.69)
Year Ended 8/31/2017(e)	$11.65	0.58	0.32	0.90	(0.44)	(0.44)
Year Ended 10/31/2016	$10.57	0.68	0.72	1.40	(0.32)	(0.32)
Class C
Year Ended 8/31/2021	$11.23	0.31	0.21	0.52	(0.24)	(0.24)
Year Ended 8/31/2020	$11.22	0.37	(0.09)	0.28	(0.27)	(0.27)
Year Ended 8/31/2019	$10.67	0.51	0.39	0.90	(0.35)	(0.35)
Year Ended 8/31/2018	$12.01	0.53	(1.29)	(0.76)	(0.58)	(0.58)
Year Ended 8/31/2017(e)	$11.57	0.47	0.31	0.78	(0.34)	(0.34)
Year Ended 10/31/2016	$10.50	0.56	0.72	1.28	(0.21)	(0.21)
Institutional Class
Year Ended 8/31/2021	$11.32	0.43	0.20	0.63	(0.35)	(0.35)
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.38)	(0.38)
Year Ended 8/31/2019	$10.75	0.62	0.39	1.01	(0.46)	(0.46)
Year Ended 8/31/2018	$12.10	0.65	(1.31)	(0.66)	(0.69)	(0.69)
Year Ended 8/31/2017(e)	$11.65	0.57	0.32	0.89	(0.44)	(0.44)
Year Ended 10/31/2016	$10.57	0.67	0.73	1.40	(0.32)	(0.32)
Institutional 2 Class
Year Ended 8/31/2021	$11.31	0.44	0.22	0.66	(0.37)	(0.37)
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.39)	(0.39)
Year Ended 8/31/2019	$10.74	0.63	0.40	1.03	(0.47)	(0.47)
Year Ended 8/31/2018	$12.10	0.65	(1.30)	(0.65)	(0.71)	(0.71)
Year Ended 8/31/2017(e)	$11.64	0.59	0.33	0.92	(0.46)	(0.46)
Year Ended 10/31/2016	$10.56	0.70	0.72	1.42	(0.34)	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$11.59	5.42%	1.12%	1.12%(c)	3.49%	56%	$43,920
Year Ended 8/31/2020	$11.31	3.40%	1.11%(d)	1.11%(d)	4.13%	175%	$46,632
Year Ended 8/31/2019	$11.29	9.33%	1.11%(d)	1.11%(d)	5.40%	106%	$54,778
Year Ended 8/31/2018	$10.74	(5.97%)	1.13%	1.13%	5.33%	64%	$61,421
Year Ended 8/31/2017(e)	$12.09	7.68%	1.17%(f)	1.17%(f)	5.63%(f)	44%	$77,842
Year Ended 10/31/2016	$11.64	13.30%	1.20%	1.20%	5.91%	44%	$135,877
Advisor Class
Year Ended 8/31/2021	$11.61	5.67%	0.87%	0.87%(c)	3.75%	56%	$3,180
Year Ended 8/31/2020	$11.33	3.65%	0.85%(d)	0.85%(d)	4.51%	175%	$4,799
Year Ended 8/31/2019	$11.31	9.69%	0.86%(d)	0.86%(d)	5.51%	106%	$20,141
Year Ended 8/31/2018	$10.75	(5.80%)	0.88%	0.88%	5.60%	64%	$8,734
Year Ended 8/31/2017(e)	$12.11	7.99%	0.91%(f)	0.91%(f)	5.97%(f)	44%	$8,758
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.21%	44%	$1,964
Class C
Year Ended 8/31/2021	$11.51	4.66%	1.87%	1.87%(c)	2.76%	56%	$4,365
Year Ended 8/31/2020	$11.23	2.55%	1.86%(d)	1.86%(d)	3.39%	175%	$8,881
Year Ended 8/31/2019	$11.22	8.57%	1.86%(d)	1.86%(d)	4.66%	106%	$13,374
Year Ended 8/31/2018	$10.67	(6.63%)	1.88%	1.88%	4.57%	64%	$16,550
Year Ended 8/31/2017(e)	$12.01	6.97%	1.92%(f)	1.92%(f)	4.91%(f)	44%	$20,307
Year Ended 10/31/2016	$11.57	12.43%	1.95%	1.95%	5.16%	44%	$23,714
Institutional Class
Year Ended 8/31/2021	$11.60	5.67%	0.87%	0.87%(c)	3.75%	56%	$44,921
Year Ended 8/31/2020	$11.32	3.66%	0.86%(d)	0.86%(d)	4.40%	175%	$51,668
Year Ended 8/31/2019	$11.30	9.60%	0.86%(d)	0.86%(d)	5.65%	106%	$71,443
Year Ended 8/31/2018	$10.75	(5.72%)	0.88%	0.88%	5.57%	64%	$81,762
Year Ended 8/31/2017(e)	$12.10	7.90%	0.92%(f)	0.92%(f)	5.94%(f)	44%	$94,159
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.17%	44%	$75,526
Institutional 2 Class
Year Ended 8/31/2021	$11.60	5.90%	0.75%	0.75%	3.86%	56%	$53,660
Year Ended 8/31/2020	$11.31	3.69%	0.73%(d)	0.73%(d)	4.44%	175%	$42,699
Year Ended 8/31/2019	$11.30	9.83%	0.75%(d)	0.75%(d)	5.75%	106%	$35,131
Year Ended 8/31/2018	$10.74	(5.68%)	0.75%	0.74%	5.60%	64%	$36,419
Year Ended 8/31/2017(e)	$12.10	8.18%	0.76%(f)	0.75%(f)	6.10%(f)	44%	$50,366
Year Ended 10/31/2016	$11.64	13.82%	0.74%	0.74%	6.34%	44%	$18,615
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$11.32	0.45	0.20	0.65	(0.37)	(0.37)
Year Ended 8/31/2020	$11.30	0.50	(0.09)	0.41	(0.39)	(0.39)
Year Ended 8/31/2019	$10.75	0.64	0.39	1.03	(0.48)	(0.48)
Year Ended 8/31/2018	$12.10	0.66	(1.30)	(0.64)	(0.71)	(0.71)
Year Ended 8/31/2017(e)	$11.65	0.61	0.31	0.92	(0.47)	(0.47)
Year Ended 10/31/2016	$10.57	0.71	0.72	1.43	(0.35)	(0.35)
Class R
Year Ended 8/31/2021	$11.30	0.37	0.20	0.57	(0.29)	(0.29)
Year Ended 8/31/2020	$11.29	0.42	(0.09)	0.33	(0.32)	(0.32)
Year Ended 8/31/2019	$10.73	0.56	0.40	0.96	(0.40)	(0.40)
Year Ended 8/31/2018	$12.08	0.59	(1.31)	(0.72)	(0.63)	(0.63)
Year Ended 8/31/2017(e)	$11.63	0.52	0.32	0.84	(0.39)	(0.39)
Year Ended 10/31/2016	$10.55	0.62	0.73	1.35	(0.27)	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Emerging Markets Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$11.60	5.86%	0.69%	0.69%	3.92%	56%	$190,133
Year Ended 8/31/2020	$11.32	3.83%	0.68%(d)	0.68%(d)	4.53%	175%	$184,834
Year Ended 8/31/2019	$11.30	9.79%	0.69%(d)	0.69%(d)	5.83%	106%	$182,472
Year Ended 8/31/2018	$10.75	(5.54%)	0.70%	0.69%	5.72%	64%	$202,999
Year Ended 8/31/2017(e)	$12.10	8.13%	0.71%(f)	0.70%(f)	6.17%(f)	44%	$173,174
Year Ended 10/31/2016	$11.65	13.86%	0.69%	0.69%	6.41%	44%	$3,199
Class R
Year Ended 8/31/2021	$11.58	5.15%	1.37%	1.37%(c)	3.25%	56%	$21,419
Year Ended 8/31/2020	$11.30	3.05%	1.36%(d)	1.36%(d)	3.87%	175%	$21,748
Year Ended 8/31/2019	$11.29	9.16%	1.36%(d)	1.36%(d)	5.15%	106%	$24,620
Year Ended 8/31/2018	$10.73	(6.20%)	1.38%	1.38%	5.07%	64%	$27,218
Year Ended 8/31/2017(e)	$12.08	7.46%	1.42%(f)	1.42%(f)	5.43%(f)	44%	$33,057
Year Ended 10/31/2016	$11.63	13.03%	1.45%	1.45%	5.64%	44%	$21,289
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2021	23

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
24	Columbia Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Emerging Markets Bond Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
26	Columbia Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2021:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	118,872
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	53,937*
Total		172,809

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Emerging Markets Bond Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(548,529)	—	(548,529)
Interest rate risk	—	(284,128)	(284,128)
Total	(548,529)	(284,128)	(832,657)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	16,809	—	16,809
Interest rate risk	—	(95,677)	(95,677)
Total	16,809	(95,677)	(78,868)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	4,279,992
Futures contracts — short	8,949,469

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	55,598	(46,502)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2021.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2021:
	Goldman Sachs International ($)	UBS ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	73,086	45,786	118,872
Total financial and derivative net assets	(73,086)	(45,786)	(118,872)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(73,086)	(45,786)	(118,872)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
28	Columbia Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Emerging Markets Bond Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
August 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.599% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
30	Columbia Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
For the year ended August 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	5,509,339	446,430
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Emerging Markets Bond Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
August 31, 2021
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $318,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	20,692
Class C	—	1.00(b)	30

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.18%	1.16%
Advisor Class	0.93	0.91
Class C	1.93	1.91
Institutional Class	0.93	0.91
Institutional 2 Class	0.79	0.80
Institutional 3 Class	0.76	0.75
Class R	1.43	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
32	Columbia Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, principal and/or interest of fixed income securities, foreign capital gains tax and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,265,474)	1,265,474	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,061,915	—	11,061,915	12,698,506	—	12,698,506
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
814,926	—	(28,137,641)	(2,692,791)
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
364,962,001	13,478,593	(16,171,384)	(2,692,791)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,421,637)	(23,716,004)	(28,137,641)	3,437,709
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Emerging Markets Bond Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
August 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $182,724,937 and $181,124,018, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,000,000	0.66	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
34	Columbia Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Latin America Region. The Fund is particularly susceptible to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Emerging Markets Bond Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
August 31, 2021
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 55.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
36	Columbia Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Emerging Markets Bond Fund | Annual Report 2021	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for the years ended August 31, 2021, 2020, 2019, and 2018, for the period from November 1, 2016 through August 31, 2017 and for the year ended October 31, 2016 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for the years ended August 31, 2021, 2020, 2019, and 2018, for the period from November 1, 2016 through August 31, 2017 and for the year ended October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Emerging Markets Bond Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$71,707	$0.0023	$15,899,169	$0.51
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Emerging Markets Bond Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
40	Columbia Emerging Markets Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Emerging Markets Bond Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
42	Columbia Emerging Markets Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Emerging Markets Bond Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
44	Columbia Emerging Markets Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Columbia Emerging Markets Bond Fund | Annual Report 2021	45

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
46	Columbia Emerging Markets Bond Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund
Columbia Emerging Markets Bond Fund | Annual Report 2021	47

Approval of Management Agreement  (continued)

family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
48	Columbia Emerging Markets Bond Fund | Annual Report 2021

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Columbia Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN141_08_L01_(10/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$29,500               $29,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

2021	2020
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2021 and August 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$6,600               $6,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended August 31, 2021 and August 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31,

2021 and August 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$520,000            $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$526,600              $526,400

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	October 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	October 22, 2021